WINTHROP REALTY TRUST ANNOUNCES REVISED
ESTIMATED LIQUIDATING DISTRIBUTION FROM $18.16 TO $18.35

FOR IMMEDIATE RELEASE

Boston, Massachusetts – November 7, 2014 – Winthrop Realty Trust (NYSE:FUR) (the “Company” or “Winthrop”), which is liquidating and winding down pursuant to a plan of liquidation, has revised its estimate of the liquidating distribution of its net assets in liquidation at September 30, 2014 to $18.35 per Common Share instead of the $18.16 per Common Share amount announced yesterday.  In addition, the Consolidated Statement of Net Assets which accompanied the earlier releases is revised as provided below.

About Winthrop Realty Trust

Winthrop, headquartered in Boston, Massachusetts, is a NYSE-listed real estate investment trust (REIT).  Winthrop’s shareholders recently adopted a plan of liquidation pursuant to which Winthrop is liquidating and winding down and, in connection therewith, is seeking to sell its assets in an orderly fashion to maximize shareholder value.  For more information, please visit our web-site at www.winthropreit.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements in this release state the Company’s and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements for which the Company claims the protections of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995.  It is important to note that future events and the Company’s actual results could differ materially from those described in or contemplated by such forward-looking statements.  Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes, (vi) changes in accessibility of debt and equity capital markets, (vii) the timing of asset sale, and (viii) defaults by borrowers on loans.  Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, copies of which may be obtained from the Company or the Securities and Exchange Commission.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

CONSOLIDATED STATEMENT OF NET ASSETS
(Liquidation Basis)
(unaudited, in thousands)

September 30,
2014
ASSETS
Investments in real estate	$700,050
Equity investments	393,514
Cash and cash equivalents	33,967
Restricted cash held in escrows	14,112
Loans receivable	62,314
Secured financing receivable	28,960
Accounts receivable	1,077
Loan securities	918
TOTAL ASSETS	$1,234,912

LIABILITIES
Mortgage loans payable	$375,335
Senior notes payable	75,072
Liability for non-controlling interests	49,738
Liability for estimated costs in excess of estimated receipts during liquidation	26,100
Notes payable	25,000
Accounts payable, accrued liabilities and other liabilities	12,776
Related party fees payable	2,597
TOTAL LIABILITIES	566,618
COMMITMENTS AND CONTINGENCIES
Net assets in liquidation	$668,294

Further details regarding the Company’s results of operations, properties, joint ventures and tenants are available in the Company’s Form 10-Q for the quarter ended September  30, 2014 which will be filed with the Securities and Exchange Commission and will be available for download at the Company’s website www.winthropreit.com or at the Securities and Exchange Commission website www.sec.gov.

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Contact Information:

AT THE COMPANY

John Garilli
Chief Financial Officer
(617) 570-4614